PGIM Rock ETF Trust
PGIM US Large-Cap Buffer 12 ETF – February
PGIM US Large-Cap Buffer 20 ETF – February
(each a “Fund” and collectively the “Funds”)
Supplement dated January 24, 2025
to the Funds’ Currently Effective Summary Prospectus and Prospectus
As described in the Funds’ prospectus, an investment in shares of a Fund is subject to a pre-determined upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the entire Target Outcome Period (an approximately one year period over which each Fund seeks to produce the target outcome). The next Target Outcome Period for each Fund will commence on February 1, 2025 and end on January 31, 2026 (the “New Target Outcome Period”). Each Fund’s Cap will not be determined until on or about the start of the New Target Outcome Period. Investors are encouraged to visit their Fund’s website (https://www.pgim.com/investments/etf-buffer-fund)* on February 1, 2025 (or the first business day thereafter) to obtain information on the Cap for the New Target Outcome Period. Investors should consider the Cap before investing or reinvesting in the Fund for the New Target Outcome Period.
As of January 24, 2025, the expected range of each Fund’s Cap (before fees and expenses) for the New Target Outcome Period is set forth below.
Fund Name	Ticker	Estimated Cap Range
PGIM US Large-Cap Buffer 12 ETF – February	FEBP	12.3% – 14.3% before fees and expenses
(11.8% – 13.8% after taking into account the Fund’s unitary management fee)
PGIM US Large-Cap Buffer 20 ETF – February	PBFB	9.4% – 11.4% before fees and expenses
(8.9% – 10.9% after taking into account the Fund’s unitary management fee)
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* Reference to the Website does not incorporate the Website into this supplement or a Fund’s prospectus.

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